                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)           July 10, 2001
                                                ------------------------------


                    Pennsylvania Real Estate Investment Trust
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Pennsylvania                   1-6300                 23-6216339
-----------------------------        -----------           ------------------
(State or Other Jurisdiction         (Commission             (IRS Employer
       of Incorporation)             File Number)          Identification No.)


      The Bellevue, 200 S. Broad Street, Philadelphia, Pennsylvania 19102
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    (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (215) 875-0700
                                                    -----------------


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.
         ------------

         Pennsylvania Real Estate Investment Trust (the "Company") announced today the public offering of 2,000,000 shares of beneficial interest at a price of $23.00 per share.

         The Company expects to use the net proceeds of the offering to fund its existing development projects and other land and property acquisitions, as well as for other working capital purposes. The Company may also use some of the net proceeds to repay outstanding indebtedness under its credit facility.


Item 7.  Exhibits
         --------

1.1 Underwriting Agreement, dated July 10, 2001 between the Registrant and Lehman Brothers Inc. with respect to the issuance and sale of 2,000,000 Shares of Beneficial Interest, par value $1.00 per share, of the Registrant (plus up to 300,000 additional Shares pursuant to a 30-day option granted to the underwriter solely to cover over-allotments) under Registration Statement on Form S-3 (No. 33-61115).


5.1. Opinion of Drinker Biddle & Reath LLP, counsel to the Company, as to the legality of the Shares.

8.1 Opinion of Drinker Biddle & Reath LLP, counsel to the Company, as to certain tax matters relating to the Shares.

12.1     Statement Regarding Computation of Ratios

23.1     Consent of Drinker Biddle & Reath LLP (contained in Exhibits 5.1 and
         8.1)


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST



Date:  July 11, 2001                By: /s/ Edward A. Glickman
                                       -------------------------------------
                                       Edward A. Glickman
                                       Chief Financial Officer



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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  EXHIBIT INDEX

                                       to

                                    FORM 8-K

                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST




Exhibit
Number           Exhibit Description
-------          -------------------

1.1 Underwriting Agreement, dated July 10, 2001 between the Company and Lehman Brothers Inc.

5.1. Opinion of Drinker Biddle & Reath LLP, counsel to the Company, as to the legality of the Shares.

8.1 Opinion of Drinker Biddle & Reath LLP, counsel to the Company, as to certain tax matters relating to the Shares.

12.1 Statement from Arthur Andersen LLP, the Company's independent auditors, regarding computation of the Ratio of Earnings to Fixed Changes.

23.1             Consent of Drinker Biddle & Reath LLP (contained in Exhibits
                 5.1 and 8.1).

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